Exhibit 10.79

Addendum No.1 to

Contract № 840/08624332/1609-14

Date of signature: July 31, 2014

THE SELLER/THE MANUFACTURER

Open Joint Stock Company «Institute of The Nuclear Materials» (JSC «INM»)

624250, Russia, Sverdlovsk Region,

Zarechniy, PO Box 29

Phone.: 7 (34377) 362 64

FAX: 7 (34377) 733 46

E-mail: shipping@inm-rosatom.ru

THE BUYER

The Company IsoRay Medical Inc.

350 Hills Street, Suite 106

Richland, WA 99354-5411 USA

THE CONSIGNEE

The Company IsoRay Medical Inc.

350 Hills Street, Suite 106

Richland, WA 99354-5411 US

Airport of destination: Seattle or Portland, USA

NOTIFICATION

FedEX Trade Networks 16353 NE Cameron Blvd

Portland, Oregon 97230 USA

Phone: +1503-255 1391 ext.14

THE END USER

The Company IsoRay Medical Inc.

350 Hills Street, Suite 106

Richland, WA 99354-5411 USA

THE SHIPPER

Open Joint Stock Company “Institute of The Nuclear Materials” (JSC “INM”)

P.O. Box 29, Zarechny,

Sverdlovsk Region, Russia, 624250

Tel:7 (34377) 362 64

Fax: 7 (34377) 333 96

TERMS OF DELIVERY

CPT airport Seattle or Portland, USA

(Incoterms 2010)

THE BUYERS and THE SELLERS have mutually agreed that under the present Contract The payment is to be received on the account of the Seller not later than in 60 (sixty) calendar days from the date of the delivery of the goods.

To prolong the period of validity of the present contract till the 31st of March, 2015.

All other terms and conditions of Contract № 840/08624332/1609-14 remind unchanged.

The present Addendum is an integral part of the above mentioned contract and may be signed by E-mail.

THE SELLERS	THE BUYERS
/s/ Dmitrii Vladimirovich Markov	/s/ Brien Ragle
Director of Closed Stock Company «Science and Inovation»,	Brien Ragle
a managing company for JSC «INM»	CFO IsoRay Medical